THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE
      NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED
        EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, OR AN OPINION OF COUNSEL SATISFACTORY TO THE
     COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD
                      PURSUANT TO RULE 144 UNDER SUCH ACT.




                              LA SALSA HOLDING CO.
                     WARRANT TO PURCHASE SHARES OF SERIES D
                           CONVERTIBLE PREFERRED STOCK


                  This  Warrant  is  issued  to  Casual  Dining  Ventures,  Inc.
("Warrantholder") by La Salsa Holding Co., a Delaware corporation (the "Company"), as of this 12th day of January, 1996, in connection with the issuance and sale of shares of the Series D Convertible Preferred Stock of the Company to Warrantholder pursuant to that certain Series D Convertible Preferred Stock and Warrant Purchase Agreement, of even date herewith, by and between the Company and Warrantholder (the "Purchase Agreement").

                  1. Purchase of Shares. Subject to the terms and conditions hereinafter set forth, the holder of this Warrant is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the holder hereof in writing), to purchase 4,729,470 shares of Series D Convertible Preferred Stock of the Company. The shares of Series D Convertible Preferred Stock issuable pursuant to this Section 1 (the "Shares") shall be subject to adjustment pursuant to Section 7 hereof.

                  2. Purchase Price. The purchase price for the Shares is $1.50 per share. Such price shall be subject to adjustment pursuant to Section 7 hereof (such price, as adjusted from time to time, is herein referred to as the "Exercise Price").

                  3. Exercise Period. This Warrant is exercisable beginning April 12, 1997 and shall remain so exercisable until and including July 12, 1997.

                  4. Method of Exercise. While this Warrant remains outstanding and exercisable in accordance with Section 3 above, the holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

(i) the surrender of the Warrant, together with a duly executed copy of the form of subscription attached hereto, to the Secretary of the Company at its principal offices; and

(ii) the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Shares being purchased.

                  5. Certificates for Shares. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter, and in any event within thirty (30) days of the delivery of the subscription notice.

                  6. Reservation of Shares. The Company covenants that it will at all times keep available such number of authorized shares of its Series D Convertible Preferred Stock, free from all preemptive rights with respect thereto, which will be sufficient to permit the exercise of this Warrant for the full number of Shares specified herein. The Company further covenants that such Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof.

                  7. Adjustment of Exercise Price and Number of Shares. The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

                            (a) Subdivisions,  Combinations and Other Issuances.
If the Company shall at any time prior to the expiration of this Warrant subdivide its Series D Convertible Preferred Stock, by split-up or otherwise, or combine its Series D Convertible Preferred Stock or issue additional securities as a dividend with respect to any shares of its Series D Convertible Preferred Stock, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 7(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

                            (b)    Reclassification,     Reorganization,     and
Consolidation. In case of any reclassification, capital reorganization or change in the Series D Convertible Preferred Stock of the Company (other than as a result of a subdivision, combination or stock dividend provided for in Section 7(a) above), then, as a condition of such reclassification, reorganization or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the holder of this Warrant, so that the holder of this Warrant shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization or change by a holder of the same number of shares of Series D Convertible Preferred Stock as were purchasable by the holder of this Warrant immediately prior to such reclassification, reorganization or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the holder of this Warrant so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same.

                            (c) Notice of  Adjustment.  When any  adjustment  is
required to be made in the number or kind of shares purchasable upon exercise of the Warrant, or in the Warrant Price, the Company shall promptly notify the holder of such event and of the number of shares of Series D Convertible Preferred Stock or other securities or property thereafter purchasable upon exercise of the Warrant.

                  8. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Warrant Price then in effect.

                  9. No Stockholder Rights. Prior to exercise of this Warrant, the holder shall not be entitled to any rights of a stockholder with respect to the Shares, including (without limitation) the right to vote such Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of stockholder meetings, and such holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company.

                  10. Successors and Assigns. The terms and provisions of this Warrant and the Purchase Agreement shall inure to the benefit of, and be binding upon, the Company and the holders hereof and their respective successors and assigns.

                  11. Amendments and Waivers. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and Warrantholder. Any waiver or amendment effected in accordance with this section shall be binding upon Warrantholder, any future holder of the Shares, and the Company.

                  12. Governing Law. This Warrant shall be governed by the laws of the State of California as applied to agreements among California residents made and to be performed entirely within the State of California.

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers thereunto duly authorized.

                                               LA SALSA HOLDING CO.


                                               By:       /s/ Charles L. Boppell
                                               --------------------------------
                                                         Charles L. Boppell
                                                         President

Accepted and Agreed:

WARRANTHOLDER:

CASUAL DINING VENTURES, INC.


By:      /s/ Charles W. Redepenning, Jr.
----------------------------------------
Name:  Charles W. Redepenning, Jr.
Title: Senior Vice President and General Counsel

                                  SUBSCRIPTION


La Salsa Holding Co.
Attention:  Corporate Secretary

     The undersigned hereby elects to purchase, pursuant to the provisions of the Warrant to Purchase Shares of Series D Convertible Preferred Stock issued by La Salsa Holding Co. and held by the undersigned, ____________ shares of Series D Convertible Preferred Stock of La Salsa Holding Co.

     Payment of the exercise price per share required under such Warrant accompanies this Subscription.

     The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.


                                    Date:
                                    Name:
                                    By:
                                    Title:
                                    Address:


Name in which shares should be registered: